                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 27, 2008
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                                 BIOMERICA, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                 0-8765               95-2645573
       --------------           -----------             ----------
      (State or Other           (Commission             (IRS Employer
      Jurisdiction of           File Number)            Identification Number)
      Incorporation)


                              1533 Monrovia Avenue
                         Newport Beach, California 92663
                      --------------------------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)


                                  949-645-2111
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 --------------
                    (Former Name or Former Address if Changed
                               Since Last Report)

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Item 8.01 Other Events -

         On May 27, 2008, Biomerica sold its investment in Lancer Orthodontics, Inc., in a private transaction. Net proceeds from the sale were $1,083,444. The investment was carried on the Biomerica balance sheet at date of sale at a value of $464,823 and therefore results in a realized gain of $618,621.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 28, 2008                             Biomerica, Inc.

                                                 By: /s/ Zackary S. Irani
                                                     --------------------
                                                     Zackary S. Irani
                                                     Chief Executive Officer




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